FIRST QUARTER 2024 EARNINGS PRESENTATION May 9, 2024 1 JanusIntl.com

2 FORWARD-LOOKING STATEMENTS Certain statements in this presentation, including the estimated guidance provided under “2024 Guidance” herein, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products and the strength of the industrials markets. When used in this presentation, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss; (v) risks related to our share repurchase program, including risks if it is or is not fully consummated and the risk that it will not enhance shareholder value; and (vi) the risk that the demand outlook for Janus’s products may not be as strong as anticipated. There can be no assurance that the events, results, trends or guidance regarding financial outlook identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC. NON-GAAP FINANCIAL MEASURES In this presentation, Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures used by Janus to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, Janus believes Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating Janus’s operating results in the same manner as its management and board of directors and in comparison with Janus’s peer group companies. In addition, Adjusted EBITDA and Adjusted Net Income provide useful measures for period- to-period comparisons of Janus’s business, as they remove the effect of certain non-recurring events and other non-recurring charges, such as acquisitions, and certain variable or non-recurring charges. Adjusted EBITDA is defined as net income excluding interest expense, income taxes, depreciation expense, amortization, and other non-operational, non-recurring items. Adjusted Net Income is defined as net income plus the corresponding tax- adjusted add-backs shown in the Adjusted EBITDA reconciliation. Please note that the Company has not provided the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the Adjusted EBITDA forward-looking guidance for 2024 included in this presentation in reliance on the "unreasonable efforts" exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting certain non-cash, material and/or non-recurring expenses or benefits, legal settlements or other matters, and certain tax positions. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company's control, the Company is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results. Adjusted EBITDA and Adjusted Net Income should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA and Adjusted Net Income rather than net income (loss), which is the nearest GAAP equivalent of Adjusted EBITDA and Adjusted Net Income. These limitations include that the non-GAAP financial measures: exclude depreciation and amortization, and although these are non-cash expenses, the assets being depreciated may be replaced in the future; do not reflect interest expense, or the cash requirements necessary to service interest on debt, which reduces cash available; do not reflect the provision for or benefit from income tax that may result in payments that reduce cash available; exclude non-recurring items (i.e., the extinguishment of debt); and may not be comparable to similar non-GAAP financial measures used by other companies, because the expenses and other items that Janus excludes in the calculation of these non-GAAP financial measures may differ from the expenses and other items, if any, that other companies may exclude from these non-GAAP financial measures when they report their operating results. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

3 AGENDA 3 Ramey Jackson Chief Executive Officer Business Overview & Market Update Anselm Wong Chief Financial Officer 1Q24 Financial Overview & Guidance Update

First Quarter 2024 Highlights

- **1.0% organic revenue growth**
  - **Total Self-Storage up 11.0%**
  - **Commercial & Other down 19.2%**
- **Adjusted EBITDA[1] growth of 8.3% to $66.3 million**
- **Delivered Adjusted EBITDA as a percentage of revenues of 26.1%, an increase of ~180 basis points vs 1Q 2023**
- **Substantial free cash flow[1] generation of $24.0 million; TTM 1Q 2024 free cash flow conversion of Adj. Net Income[1] of 123%**
- **Nokē Smart Entry System total installed units sequential growth of 8.7% to 300,000**
- **Repurchased 1.02 million shares for $15.3 million (including commissions and excise taxes)**
- **S&P upgraded credit rating to B+ from B, with a positive outlook**
- **Subsequent events to quarter end**
  - **Announced all-new internal hardwired smart lock, Nokē Ion™**
  - **Moody's upgraded credit rating to Ba3 from B1, outlook revised to positive**
  - **Voluntarily paid down $21.9 million on first lien term loan**
  - **Successfully repriced term loan which reduced interest rate by 50 bps from SOFR+300+CSA to SOFR+250**

First Quarter 2024 Revenue Mix


Self-Storage
Mix: 73.6%
26.4%
45.8%
27.8%
New Construction
Restore, Rebuild & Replace (R3)
Commercial & Other

1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company's latest filings with the SEC as well as the appendix of this presentation.

JANUS INTERNATIONAL GROUP
4

5 1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. Adj. EBITDA1 $66.3M 8.3% increase 26.1% margin Revenue $254.5M 1.0% increase Adj. Diluted EPS1 $0.21 Adj. Net Income1 of $31.1M Operating Cash Flow $28.6M FCF1 of $24.0M Q1 2024 Results Overview Continued Solid Financial Performance

6 Building on Record of High Return Capital Allocation Strong cash flow profile, financial flexibility, disciplined capital deployment Free Cash Conversion of Adj. Net Income1 123% TTM at 1Q 2024 Solid Balance Sheet 2.0x-3.0x Net Leverage Target2 Net Debt/TTM Adj. EBITDA of 1.5X at 1Q 2024 Liquidity3 of $303.0M at 1Q 2024 Invest in Growth Acquisitions Focus on core business and strategic adjacencies Aim to maintain discipline across all capital allocation opportunities Financial Flexibility Share Repurchases And other actions intended to optimize capital structure and returns Repurchased 1.02M shares for $15.3M 1. Free cash flow is not a financial measure determined in accordance with GAAP. For a definition of this metric and reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Net leverage is not a financial measure determined in accordance with GAAP. It is defined as (total debt – cash and cash equivalents)/TTM adjusted EBITDA. 3. Liquidity is defined as cash + available balance on line of credit

7 2024 Guidance FULL YEAR 2024 Guidance Revenue $1.092B to $1.125B 4.0% increase at midpoint Adjusted EBITDA1 $286M to $310M 4.3% increase at midpoint • Reiterating full year guidance for Revenue and Adjusted EBITDA • Outlook reflects first quarter results, current backlog and visibility into end markets Building on Established Momentum to Deliver Another Year of Record Results 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation.

8 • Financial ◦ Solid 1Q 2024 results including Adjusted EBITDA1 as a percentage of revenues of 26.1%, up ~180 bps from 1Q 2023 and Adjusted Net Income1 growth of 17.8% ◦ Continued strong cash generation with TTM 1Q 2024 free cash flow conversion of Adjusted Net Income1 of 123% • Operations ◦ Announced all-new internal hardwired smart lock, Nokē Ion™ ◦ Nokē Smart Entry System total installed units growth of 8.7% to 300,000 • Capital Allocation ◦ Net leverage ratio2 of 1.5x - down 0.1x from year-end 2023 ◦ S&P upgraded credit rating to B+ from B, with a positive outlook ◦ Repurchased 1.02 million shares for $15.3 million (including excise taxes) in the first quarter. At quarter end, the Company had $84.9 million remaining on its share repurchase authorization ◦ Subsequent events to quarter end ▪ Moody’s upgraded credit rating to Ba3 from B1, revised outlook to positive ▪ Voluntarily paid down $21.9 million on first lien term loan ▪ Successfully repriced term loan which reduced interest rate by 50 bps from SOFR+300+CSA to SOFR+250 YTD 2024 Accomplishments 1. Adjusted EBITDA, Adjusted Net Income, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Net leverage is not a financial measure determined in accordance with GAAP. It is defined as (total debt – cash and cash equivalents)/TTM adjusted EBITDA.

Appendix

10 Adjusted EBITDA Reconciliation* Three Months Ended Variance March 30, 2024 April 1, 2023(dollar amounts in millions) $ % Net Income $ 30.7 $ 26.0 $ 4.7 18.1 % Interest expense 14.4 16.0 (1.6) (10.0) % Income taxes 10.5 9.0 1.5 16.7 % Depreciation 2.8 2.2 0.6 27.3 % Amortization 7.4 7.4 — — % EBITDA $ 65.8 $ 60.6 $ 5.2 8.6 % Restructuring charges(1) 0.4 0.6 (0.2) (33.3) % Acquisition expense(2) 0.1 — 0.1 100.0 % Adjusted EBITDA $ 66.3 $ 61.2 $ 5.1 8.3% (1) Adjustments consist of the following: 1) facility relocations, and 2) severance and hiring costs associated with our strategic transformation, including executive leadership team changes, strategic business assessment and transformation projects. (2) Income or expenses related to the transition services agreement and legal settlement for an acquisition. *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

11 Adjusted Net Income Reconciliation* Three Months Ended (dollar amounts in millions) March 30, 2024 April 1, 2023 Net Income (Loss) $ 30.7 $ 26.0 Net Income Adjustments(1) 0.5 0.6 Tax Effect on Net Income Adjustments(2) (0.1) (0.2) Non-GAAP Adjusted Net Income $ 31.1 $ 26.4 (1) Refer to SEC public filings for detailed breakout. This amount reconciles to the EBITDA Adjustments/Non-GAAP Adjustments in the Reconciliation of Net Income to Adjusted EBITDA table above (2) Tax effected for the net income adjustments. Used effective tax rates 25.5% and 25.7% for the three months ended March 30, 2024 and April 1, 2023 *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

12 Non-GAAP Adjusted EPS* (dollar amounts in millions) Three Months Ended March 30, 2024 April 1, 2023 Numerator: GAAP Net Income $ 30.7 $ 26.0 Non-GAAP Adjusted Net Income $ 31.1 $ 26.4 Denominator: Weighted average number of shares: Basic 146,604,142 146,703,894 Adjustment for Dilutive Securities 442,070 48,007 Diluted 147,046,212 146,751,901 GAAP Basic EPS $ 0.21 $ 0.18 GAAP Diluted EPS $ 0.21 $ 0.18 Non-GAAP Adjusted Basic EPS $ 0.21 $ 0.18 Non-GAAP Adjusted Diluted EPS $ 0.21 $ 0.18 *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

13 Free Cash Flow Conversion* Trailing Twelve-Months Ended (dollar amounts in millions) March 30, 2024 April 1, 2023 Cash flow from operating activities $ 193.3 $ 113.9 Less: capital expenditure (17.6) (12.0) Free cash flow $ 175.7 $ 101.9 Non-GAAP Adjusted Net Income $ 142.4 $ 115.5 Free cash flow conversion of Non-GAAP Adjusted Net Income 123% 88 % Three Months Ended (dollar amounts in millions) March 30, 2024 April 1, 2023 Cash flow from operating activities $ 28.6 $ 50.2 Less: capital expenditure (4.6) (6.1) Free cash flow $ 24.0 $ 44.1 Non-GAAP Adjusted Net Income $ 31.1 $ 26.4 Free cash flow conversion of Non-GAAP Adjusted Net Income 77% 167% *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

14 Net Leverage Ratio* *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. (dollar amounts in millions) March 30, 2024 December 30, 2023 Note payable - Amendment No.6 First Lien $ 621.9 $ 623.4 Less: Cash 178.4 171.7 Net Debt $ 443.5 $ 451.7 Net Income (Trailing Twelve-Month periods ended) $ 140.5 $ 135.7 Adjusted EBITDA (Trailing Twelve-Month periods ended) $ 290.8 $ 285.6 Long-Term Debt to Net Income 4.4 4.6 Non-GAAP Net Leverage Ratio 1.5 1.6